UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 21, 2022

Blue Ocean Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor
Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 235-5049
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 21, 2022, Blue Ocean Acquisition Corp (the “Company”) announced that the holders of the Company’s units (the “Units”) may elect to separately trade the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and redeemable warrants included in the Units commencing on January 24, 2022 (which date is the next succeeding business day following January 23, 2022, the 52nd day following December 2, 2021, the date of the Company’s prospectus in connection with its initial public offering). Each Unit consists of one Class A ordinary share and one-half of one redeemable warrant.   Each whole warrant entitles its holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.  Any Units not separated will continue to trade on the Nasdaq Global Market (“Nasdaq”) under the symbol “BOCNU”.  Any underlying Class A ordinary shares and warrants that are separated will trade on the Nasdaq under the symbols “BOCN” and “BOCNW,” respectively.  No fractional warrants will be issued upon separation of the Units, and only whole warrants will trade.  Holders of Units will need to have their brokers contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, in order to separate the holders’ Units into Class A ordinary shares and warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated January 21, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp
Date: January 21, 2022	By:	/s/ Paul Bascobert
	Name:	Paul Bascobert
	Title:	Chief Executive Officer and Director

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